MTi



                                   December 20, 1995


                                   24 Southwark Street
                                   London
                                   SE1 1TY
                                   United Kingdom

                                   Telephone
                                   +44 (0)171 357 7292

                                   Facsimile
                                   +44 (0) 171 357 6650

American Stock Transfer And Trust Company
40 Wall Street
New York, New York 10005


Gentlemen:

                                 TREASURY ORDER

WHEREAS:

A. Shulamit Pritzker (the `Registered Holder'') is the registered holder of $550,000 Series A Debentures of Management Technologies, Inc. (the `Corporation'') (collectively, the ``Debentures'');

B. The Registered Holder has the right pursuant to Paragraph 4 of the Debenture to convert the Debentures into Common Shares in the capital of the Corporation at the times and in the manner set out in such Debentures;

C. Pursuant to a resolution of the Board of Directors of the Corporation duly passed on December 15, 1995, this irrevocable Treasury Order has been delivered to Mr. Barry Globerman, Attorney of New York, New York, as escrow agent (the `Escrow Agent'') for and on behalf of the Registered Holder for the purpose of facilitating delivery to the Escrow Agent for and on behalf of the Registered Holder of a share certificate representing that number of validly issued Common Shares in the capital of the Corporation to which the Registered Shareholder will be entitled upon conversion of some or all, as the case may be, of the Debentures upon presentation to you, as transfer agent of the Corporation in New York, at your address set out above during business hours of;

(1) proof to your satisfaction that the person presenting the following documents is the Escrow Agent who is named in this Treasury Order;

(1) the certificate or certificates representing the Debenture to be converted duly endorsed by the Registered Holder; and

(1)                 this Treasury Order (collectively, the `Conversion
          Documents').

NOW, THEREFORE, YOU ARE IRREVOCABLY AUTHORIZED AND DIRECTED to deliver to the Escrow Agent upon presentation of the Conversion Documents on or after February 5, 1996, a share certificate or certificates without legend or stop transfer order representing the number of fully paid Common Shares in the capital of the Corporation set out below registered in the name of the Registered Shareholder. The undersigned certifies that the Corporation shall have received the full consideration for the said Common Shares and that they shall be fully paid and non-assessable upon presentation to you of the Conversion Documents.



                                Number of       Number of
Name                            Common Shares   Debentures
----                            -------------   ----------
                Address
                -------

Shulamit        28 Rachov Dov                   One in the
Pritzker        Sadan, Pisgat                   amount of
                Zev Mizrach,                    $550,000
                Jerusalem,
                Israel



/s/ Peter Morris
By: Peter Morris
President & COO
On behalf of the Board of Directors of
Management Technologies, Inc.